UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

Excelerate Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41352	87-2878691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd. Level 6
The Woodlands, Texas	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 813-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 17, 2023, Excelerate Energy Limited Partnership (“EELP”), the entity through which Excelerate Energy, Inc. (the “Company”) conducts its business, and the Company entered into an Amended and Restated Senior Secured Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, N.A., as Administrative Agent (“Administrative Agent”), the other lenders party thereto and the issuing banks party thereto. The Credit Agreement amends and restates the Senior Secured Revolving Credit Agreement dated as of April 18, 2022, by and among EELP, the Company, JPMorgan Chase Bank, N.A, as Administrative Agent, the other lenders party thereto and the other issuing banks party thereto. The amendment and restatement of the credit agreement provides for, among other things (i) a new $250 million term loan facility (the “Term Loan Facility”), (ii) an extension of the maturity date of the existing $350 million revolving credit facility (the “Revolving Credit Facility”), (iii) an increase in the maximum consolidated total leverage by 0.50x to 3.50x, provided that, if the aggregate value of all unsecured debt is equal to or greater than $250 million, maximum consolidated total leverage increases to 4.25x, and (iv) collateral vessel maintenance coverage to be not less than the greater of (i) $750 million and (ii) 130% of the sum of the total credit exposure under the Credit Agreement.

Proceeds from the Revolving Credit Facility are intended to be used to fund working capital, other general corporate purposes, including investments and acquisitions, and backstopping letters of credit. Proceeds from the Term Loan Facility are intended to be used to fund the acquisition of the FSRU Sequoia, which will be pledged as collateral for the extension of credit thereunder, and transaction fees and expenses related thereto. The Company intends to acquire the vessel by exercising a purchase option that it has with the vessel’s owner and expects the purchase to be completed in April 2023. The commitments under the Term Loan Facility expire on May 1, 2023 if the acquisition of the FSRU Sequoia does not occur by such date.

Borrowings under the Credit Facility bear interest at a per annum rate equal to SOFR for such period plus an applicable margin which is based on EELP’s consolidated total leverage ratio, or alternate base rate plus an applicable margin which will be based on EELP’s consolidated total leverage ratio. SOFR, the alternate base rate, the applicable margin and the consolidated total leverage ratio are defined in the Credit Agreement.

The Credit Agreement includes certain financial covenants in respect of a maximum total leverage ratio, a minimum interest coverage ratio and collateral vessel maintenance coverage, and non-financial covenants, including, but not limited to, restrictions on incurring additional debt and liens, making certain restricted payments and investments and engaging in certain transactions with affiliates.

The Credit Agreement contains events of default customary for facilities of this nature. Upon the occurrence and during the continuation of an event of default, subject to the terms and conditions of the Credit Agreement, the lenders can declare any outstanding principal of the credit facility debt, together with accrued and unpaid interest, to be immediately due and payable and exercise other remedies.

The forgoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by the terms of the Credit Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Credit Facility is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01 Regulation FD Disclosure.

On March 20, 2023, the Company issued a press release announcing entry into the Credit Agreement described above, a copy of which press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2. of the Current Report on Form 8-K, the information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Excelerate Energy, Inc. Press Release dated March 20, 2023

10.1	Amended and Restated Senior Secured Credit Agreement, dated as of March 17, 2023, by and among Excelerate Energy Limited Partnership, Excelerate Energy, Inc., Wells Fargo Bank, N.A., as Administrative Agent, the other lenders party thereto and the other issuing banks party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Form 8-K, including, without limitation, statements regarding the Company’s business strategy and plans, including its intention to acquire the FSRU Sequoia with the proceeds from its new Term Loan Facility, and objectives of management for future operations are forward-looking statements. All forward-looking statements are based on assumptions or judgments about future events and economic conditions that may or may not be correct or necessarily take place and that are by their nature subject to significant risks, uncertainties and contingencies, including the risk factors that the Company identifies in its Securities and Exchange Commission filings, many of which are outside the control of the Company. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Form 8-K to reflect events or circumstances after the date of this Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelerate Energy, Inc.

Date: March 20, 2023	By:	/s/ Dana Armstrong
Dana Armstrong
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)